UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 21, 2005

                        Commission File Number 0-23903

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                              eAUTOCLAIMS, INC.
           (Exact name of registrant as specified in its charter)

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                    Nevada                          95-4583945
                 ---------------                 ---------------
         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
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     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
                             ------------------------
                             (Registrant's telephone
                                      number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modifications of Rights to Security Holders
Item 7.01 Regulation FD Disclosure

Eautoclaims Announces Agreement to Convert all Outstanding Convertible Preferred Stock

Oldsmar, FL. July 21, 2005 - eAutoclaims announced an agreement with Governors Road LLC and The Lewis Funds which will result in the conversion of all outstanding convertible preferred stock issued by the company into common shares. The new agreement calls for the conversion of the remaining 104 convertible preferred shares with a face value of $520,000, plus accrued interest of $171,380, into 3,953,922 common shares. The new common shares will then be purchased by a combination of five different investors, all represented by The Lewis Funds. The agreement also re-prices the purchaser warrants previously issued to Governors Road and associated companies to purchase 541,220 shares of common stock from $0.70 per share to $0.35 per share. The new agreement also eliminates the cashless exercise provisions of the purchaser warrants and stipulates the company may, at its option, redeem all or any portion on a pro rata basis, of outstanding warrants at $.01 per warrant, upon at least 10 days notice to the warrant holders, provided that the average closing price per share of common stock shall have been $.45 or greater than the applicable exercise price for a period of 15 consecutive business days ended immediately prior to the date of the notice.

The specific terms and conditions of the new agreement with Governors Road LLC and The Lewis Funds are set forth in the form of the "Agreement", which is attached as an exhibit to which reference is hereby made.


                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 26, 2005                         eAUTOCLAIMS, INC.

                                         By:  /s/ Eric Seidel,
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                                         Title: CEO and President
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